2012 Fourth Quarter and Year-end Earnings Conference Call March 2013 Exhibit 99.2

This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange
Act of 1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC, revenues, earnings, cash flows and other financial measures;
timing of the closing of contracts for the lease or sale of RC facilities; future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies;
scope, timing and impact of current and anticipated regulations, legislation and IRS guidance; future supply and demand; the ability of our technologies to assist our customers in complying with government regulations and related matters. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms; impact of competition;
availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the
Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.
We refer to certain non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found within this presentation.
Safe Harbor
© 2013 ADA-ES, Inc.

2012 Review and Financial Results

Mark McKinnies, SVP and CFO

Advancing Cleaner Energy

© 2013 ADA-ES, Inc.

Mercury and Air Toxics Standard (MATS) regulation takes effect in April 2015. Creates national mercury and other emissions
control market
Refined Coal
-
4 facilities leased to RC investors as of December 31, 2012
-
First RC facility to use M-45
TM
leased to an RC investor
-
M-45-PC
TM
qualified for Section 45 Tax Credits
-
$16.4M of tax credits generated for ADA
Emission Control
-
Acquired assets of Bulk Conveyor Systems, Inc. and Bulk Conveyor
Specialist, Inc. to enhance DSI offerings. Won fleet-wide award
-
Won fleet-wide ACI contract from a major US utility
Carbon Capture
-
Entered fabrication and construction phase of 1MW plant in June
2012, estimated completion in October 2013
2012 Highlights

© 2013 ADA-ES, Inc.

Clean Coal operated 8 facilities in the quarter, 4 of which were leased to
RC investors
-
In 4Q12 the four RC facilities operated by Clean Coal incurred operating expenses of
$22.1M but generated $13.3M in tax credits
-
The operation of these units included $51.4M in pass through coal purchases/sales

© 2013 ADA-ES, Inc.
2012 2011 2012 2011
$(000)
Rental income 9,802 $        3,203 $          36,855 $     20,110 $
Coal sales 51,365         16,865           157,898      19,952
Other income 11                 191                 147               191
Total RC Revenues 61,178 $     20,259 $        194,900 $   40,253 $
Cost of Revenues 57,984 $     16,126 $        179,204 $   20,201 $
Gross Profit $3,194 $4,133 $15,696 $20,052
Gross Profit Margin Percentage 5% 20% 8% 50%
Adjusted Gross Profit* 9,656 $        ** 36,105 $     **
Adjusted Gross Profit Margin Percentage* 98% ** 98% **
Tons for leased facilities 2.5 0.8 9.4 5.4
Tons retained 2.1 0.3 5.9 0.4
Total tons treated 4.6 1.1 15.3 5.8
Tax Credits generated by JV $13.3 $1.8 $38.6 $2.8
Tax Credits to ADA (42.5%) $5.7 $0.8 $16.4 $1.2
* Adjusted gross profit and adjusted gross profit margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses
**Information not meaningful. RC activities in 2011 were focused on placing-in-service 26 additional RC facilities.
Operating Statistics (millions)
For the Three Months Ended
December 31, December 31,
For the Year Ended
Non-GAAP reconciliation can be found in the appendix

MATS rule finalized in April 2012- compliance by 2015
-
Revenues up 40% year-over-year driven by MATS demand for ACI and DSI systems
-
Backlog at 12/31 stands at $25.3M
-
Active bids totaling over $125M for ACI and over $160M for DSI systems

© 2013 ADA-ES, Inc.
2012 2011 2012 2011
$(000)
Systems and equipment 3,122 $        2,094 $        9,578 $        4,141 $
Consulting and development 1,065           885               4,227           4,900
Chemicals 207               151               798               926
Total EC Revenues $4,394 $3,130 $14,603 $9,967
Cost of Revenues 3,297 $        3,086 $        11,135 $     6,839 $
Gross Profit $1,097 $44 $3,468 $3,128
Gross Profit Margin Percentage 25% 1% 24% 31%
EC Segment Backlog $25,300 $736
For the Three Months Ended For the Year Ended
December 31, December 31,

In Phase II of DOE and Industry funded $20.5M 51-month
contract to scale technology to 1MW
-
Project started in June 2012
-
Estimated completion of construction in October 2013
-
Testing in 2014

© 2013 ADA-ES, Inc.
2012 2011 2012 2011
$(000)
Total CC Revenues $1,867 $1,202 $3,020 $3,096
Cost of Revenues $1,573 $723 $2,216 $1,924
Gross Profit $294 $479 $804 $1,172
Gross Profit Margin Percentage 16% 40% 27% 38%
Total Backlog $12,700 $15,700
December 31,
For the Three Months Ended
December 31,
For the Year Ended

Consolidated Financial Results

© 2013 ADA-ES, Inc.
2012 2011 2012 2011
$(000)
Revenues $67,439 $24,591 $212,523 $53,316
Gross Margin Before Depreciation and Amortization $4,585 $4,656 $19,968 $24,352
General and administrative 7,299 2,872 $20,151 $17,468
Research and development 904 893 $2,968 $2,289
Depreciation and amortization 1,833 960 $5,277 $1,568
Operating Income (Loss) ($5,451) ($69) ($8,428) $3,027
Income (loss) from unconsolidated entities 360 (1,206) 760 (6,967)
Interest and other income (expense) (233) (638) (1,156) 634
Litigation and arbitration expense (748) 19,752 (2,301) (21,932)
Income (Loss) from Continuing Operations Before Income
Taxes and  Non-controlling interest ($6,072) $17,839 ($11,125) ($25,238)
Income Tax Benefit (Expense) -                 (580)               -                    10,400
Non-controlling interest 667                 (93)                 (1,946)             (7,981)
Net Income (Loss) Attributable to ADA (5,405) $        17,166 $       (13,071) $       (22,819) $
Net Income (Loss) Per Basic Common
Share Attributable to ADA (0.54) $          1.94 $            (1.31) $            (2.85) $
Weighted Average Basic Common Shares Outstanding 10,021           8,832             10,013            8,020
December 31,
For the Three Months Ended For the Year Ended
December 31,

Balance Sheet Highlights

	12/31/12	12/31/11
Cash & Cash Equivalents	$9.7	$40.9
Working Capital, net of deposits and deferred revenues	$1.6	$20.1
Long-term Liabilities	$6.5	$9.5
Shares Outstanding	10.0	8.0

Advancing Cleaner Energy

REDUCTION IN CASH REFLECTS BUILD OUT OF RC FACILITIES DOES NOT INCLUDE CASH INFLOW FROM RECENT RC CLOSING AND LEASE AMENDMENTS in Millions -8- © 2013 ADA-ES, Inc.

2013 Outlook

Dr. Michael Durham, President and CEO

Advancing Cleaner Energy

© 2013 ADA-ES, Inc.

EMISSIONS CONTROL: *ACI & DSI MARKET*

$700
$600
$500
$400
$300
$200
$100
$0
Chemical sales of~$1-2B/yr starting in 2016
$350M
$50M
$285M
$600M
Expected Revenue (~35% Market Share)
Wins to Date
(1)
Bids Outstanding
Expected Future RFPs

Advancing Cleaner Energy

MATS is projected to create $1 billion market for ACI & DSI
Procurement/award activities have commenced and ADA is responding to several
RFPs
1) Total Expected Revenue from Estimated Equipment Sales 2012-2015

© 2013 ADA-ES, Inc.

MATS market for equipment continues to develop with bidding and award activity accelerating
-
EC backlog steadily increasing. Less than $1M at YE 2011, $4.5M at 6/30/2012 and
$25.3M at YE 2012.
-
Won fleet-wide contracts for ACI systems and DSI systems from different major US utilities
-
Won joint ACI and DSI award highlighting company’s ability to provide a comprehensive approach
-
ADA maintains its leadership position
$1-2 Billion annual chemical market expected to develop after 2015 following equipment installations
-
ADA’s Enhanced Coal offering will compete with AC and other coal additives
-
Could provide savings of $1-$4/ton of coal in reduced costs associated with AC
-
Offers non-corrosive alternative to other coal additives
-
Technology being proven out as part of Refined Coal technology
-
Marketing and testing currently ongoing
Update on Emissions Control

© 2013 ADA-ES, Inc.

Clarity on investment for RC Investors
-
RC investors have some feedback from IRS on parameters for RC investments
-
Issuance of Private Letter Rulings (PLR) has resumed
-
IRS is considering publication of a formal Revenue Procedure to provide Safe
Harbor guidelines
-
Goldman affiliate and CCS have amended leases for first two RC facilities
-
Go forward PLR on one RC facility expected in coming weeks
-
Expect to close two more facilities with Goldman affiliates in 2nd Q 2013
CCS has completed transactions with three different RC Investors
-
In negotiations for additional facilities with first three investors
-
In discussions with four additional RC investors
-
Potential for improved terms to CCS with continued success
Update on Refined Coal Activities

© 2013 ADA-ES, Inc.

Timing and impacts to future financial results from
leasing/sale of two RC Facilities burning approximately
7.5 MT/yr of Refined Coal operated by the JV in 2012
4Q12 1Q13 2Q13
Influx of Cash: +$20M +$8M
Income (Loss): ($5.4M) ($3.8M) $6.6M
JV Retained Tons: 2.1M 1.6M 0
Tax Credits for JV $13.3M $10.2M $0
Impacts of Leasing/Sales of Two
Refined Coal Facilities in 1H13

© 2013 ADA-ES, Inc.

8 Units currently in full-time operation
-
With closing of another RC facility with Goldman affiliate, 6  of the 8 will have 3
rd
party RC investors and are expected to generate on an annual basis:
•
Approximately 21 million tons of Refined Coal per year
•
Greater than $75 million in revenue
-
Two smaller facilities will continue to be operated by CCS generating approximately $3 million in tax credits for ADA each year
8 Facilities committed to sites
-
Status ranges from initial contracts and permitting to final stages of contracts
-
One 3 MT facility expected to close 2Q13 once a PLR and PUC approval are obtained
-
Other RC facilities could close late in 2013
-
A few facilities may be delayed until 2014 because of financial restructuring of the plants
Final 12 facilities pursuing options to use new M-45-PC
TM
technology
-
Significantly expands the addressable market to include many larger boilers that use more than 5 MT of coal per year
-
Initial facilities using M-45-PC
TM
technology could be operating as early as
the second half of 2013
Update on Refined Coal Facilities

© 2013 ADA-ES, Inc.

RC opportunities expected to provide substantial growth in
revenues, profits and cash flows in 2013, and consistent
revenue streams through 2021
MATS compliance requirements are driving expected >$300
million total equipment revenues for ADA in next 3-4 years
Enhanced Coal technology and royalty opportunity expected
to produce additional growth in 2013 to 2015 and beyond
Developing solid sorbent capture technology to capture CO
2
from flue gas in conventional coal-fired boilers
Key Takeaways

© 2013 ADA-ES, Inc.

Questions & Answers © 2013 ADA-ES, Inc.

Appendix © 2013 ADA-ES, Inc.

NON-GAAP FINANCIAL MEASURES

Advancing Cleaner Energy

© 2013 ADA-ES, Inc.
Adjusted Gross Profit and Adjusted Gross Profit Margin Percentage
2012 2011 2012 2011
RC Revenues 61,178 $     194,900 $
Less coal sales (51,365)       (157,898)
Adjusted RC Revenues 9,813 $        37,002 $
Cost of Revenues 57,984 $     179,204 $
Less cost of raw coal (51,365)       (157,898)
Less operating costs of retained tonnage (6,462)         (20,409)
Adjusted Cost of Revenues 157 $           897 $
Adjusted Gross Profit* 9,656 $        36,105 $
Adjusted Gross Profit Margin Percentage* 98% ** 98% **
* Adjusted gross profit and adjusted gross profit margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses
**Information not meaningful. RC activities in 2011 were focused on placing-in-service 26 additional RC facilities.
NOTE: The foregoing non-GAAP financial measures should not be considered for any related financial measure under GAAP; however, we believe that our presentation of this measure provides investors with greater transparency with respect to the results of our RC operations.
For the Three Months Ended For the Year Ended
December 31, December 31,
Non-GAAP Financial Measures

1%
19%
13%
25%
42%
Coal
Natural Gas
Nuclear
Renewables
Petroleum

Advancing Cleaner Energy

Source: U.S. EIA, March 2012
SOURCES
OF
U.S. ELECTRICITY, 2011
Coal expected to provide ~ 40% of
America’s electricity in 2035 according
to Department of Energy
1,200 existing coal-fired power plants
in the US  generate the majority of the
nation’s electricity, and consume ~
900M to 1B tons of coal each year
EPRI estimates that the coal-fired
power industry will invest $275 billion
in retrofits through 2035
Lower coal prices benefit our
customers
11 new coal-fired power projects
currently have permits and are
expected to begin construction in the
next year
The energy in America’s recoverable
coal reserves is equivalent to 1 trillion
barrels of oil – about equal 2/3rds of
the world’s  known reserves
In order to maintain its leadership
position, coal must burn cleaner
Coal Energy
© 2013 ADA-ES, Inc.

VALUE PROPOSITION:
LOW CAPEX EMISSIONS SOLUTIONS FOR EXISTING FLEET

- ADA's offerings do not require 10-20 years of extended plant life to justify purchase
- Trades variable operating expenses for fixed capital costs
- Allows continued operation of plants that may otherwise be considered for closure

Wet Scrubber
$100M+

ADA's ACI = $1.0M

ADA's DSI = $3.0M

Refined Coal
$0 cost to utility

Enhanced Coal

No capital equipment
$1.0 - $4.0M / year in higher producer fuel cost

Benefits of $1.0 - $4.0 / ton of Western Coal burned

Emissions Control Equipment (NO_x, SO_2, Particulate)
ACI System for mercury

© 2013 ADA-ES, Inc.
Advancing Cleaner Energy

Portfolio of Emissions Control Solutions

Coal Bunker
SCR DeNOx
Flue Gas Desulfurization (FGD) Scrubber
Coal Pile
Air
Air Preheater
Boiler
Filter or ESP
Scrubber Additive
Enhanced Coal
Refined Coal
Flue Gas Conditioning
Dry Sorbent Injection (DSI)
Activated Carbon Injection (ACI)

Advancing Cleaner Energy

© 2013 ADA-ES, Inc.

Graham Mattison VP of Investor Relations (646)-319-1417 graham.mattison@adaes.com © 2013 ADA-ES, Inc.